UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21769

            Highland Special Situations Funds (formerly, Pyxis Special Situations Funds)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

                             Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors

200 Crescent Court

Suite 700

                                             Dallas, Texas 75201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Highland Special

Situations Fund

(formerly known as Pyxis Special Situation Fund)

Annual Report

December 31, 2012

Highland Special Situations Fund (formerly known as Pyxis Special Situations Fund)

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
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•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect (described below) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGER’S LETTER

Highland Special Situations Fund

Dear Shareholders:

We are pleased to provide you with our report for Highland Special Situations Fund (the “Fund”) for the year ended December 31, 2012. On December 31, 2012 the net asset value of the Fund was $4.49 per share, as compared to $3.36 on December 31, 2011. During the year ended December 31, 2012, the Fund did not declare any distributions to common shareholders.

The Fund’s Investments:

The total return, for the year ended December 31, 2012, was 33.23%.

Fund Data:

As of December 31, 2012, the Fund’s investment portfolio, exclusive of cash invested in Registered Investment Companies, was allocated as follows:

Respectively submitted,

Fund Management

Annual Report	1

FUND PROFILE (unaudited)

Highland Special Situations Fund

Objective

Highland Special Situations Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Total Net Assets of Common Shares as of December 31, 2012

$0.6 million

Portfolio Data as of December 31, 2012

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/12 (%)*
CCC	81.8
NR**	18.2

Top Sectors as of 12/31/12 (%)*
Healthcare	39.7
Diversified Media	36.3
Utility	19.1
Wireless Communications	4.7

Top Holdings as of 12/31/12 (%)*
Metro-Goldwyn-Mayer, Inc., Class A	36.3
Genesys Limited, LP	35.4
Texas Competitive Electric Holdings Co., LLC	19.1
Pendrell Corp., Class A	4.7
Celtic Pharma Phinco B.V.	4.3

*	Quality is calculated as a percentage of total senior loans and corporate notes and bond securities. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the fund itself. Quality Ratings are subject to change.
**	NR is a designation for a security that is not rated by a Nationally Recognized Statistical Organization.

2	Annual Report

FINANCIAL STATEMENTS

Highland Special Situations Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for common shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	3

INVESTMENT PORTFOLIO

As of December 31, 2012	Highland Special Situations Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 21.0%

UTILITY - 21.0%
190,310	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan, 4.75%, 10/10/17	127,270

	Total US Senior Loans (Cost $165,178)	127,270

Corporate Notes and Bonds (b) - 4.7%

HEALTHCARE - 4.7%
270,116	Celtic Pharma Phinco B.V. PIK (c) (d)	28,257

	Total Corporate Notes and Bonds (Cost $212,562)	28,257

Shares
Common Stocks (e) - 84.3%

DIVERSIFIED MEDIA - 40.1%
6,363	Metro-Goldwyn-Mayer, Inc., Class A	242,589

HEALTHCARE - 39.0%
140,740	Genesys Limited, LP (d)	236,443

WIRELESS COMMUNICATIONS - 5.2%
24,889	Pendrell Corp., Class A	31,609

	Total Common Stocks (Cost $396,721)	510,641

Total Investments - 110.0%		666,168

(Cost of $774,461) (f)
Other Assets & Liabilities, Net - (10.0)%		(60,697)

Net Assets applicable to Common Shareholders - 100.0%		605,471

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2012, these securities amounted to $28,257 or 4.7% of net assets.
(c)	The issuer is in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $264,700, or 43.7% of net assets, were fair valued as of December 31, 2012.
(e)	Non-income producing security.
(f)	Cost for U.S. Federal income tax purposes is $774,461.

PIK	Payment-in-Kind

4	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2012	Highland Special Situations Fund

($)
Assets:
Investments at value (cost $774,461)	666,168
Receivable For:
Interest receivable	820
Expense reimbursement due from Investment Adviser	16
Other assets	496

Total assets	667,500

Liabilities:
Payables For:
Legal fees payable	1,036
Audit and tax payable	14,000
Trustees’ fees (Note 4)	160
Accrued expenses and other liabilities	46,833

Total liabilities	62,029

Net Assets Applicable To Common Shares	605,471

Compositon of Net Assets:
Par value of common shares (Note 1)	135
Paid-in capital in excess of par value of common shares	9,751,963
Overdistributed net investment income	(2,003)
Accumulated net realized gain/(loss) on investments	(9,036,331)
Net unrealized appreciation/(depreciation) on investments	(108,293)

Net Assets Applicable to Common Shares	605,471

Common Shares:
Net assets	605,471
Shares outstanding (unlimited authorization)	134,987
Net asset value per share (net assets/shares outstanding)	4.49

See accompanying Notes to Financial Statements.	5

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012	Highland Special Situations Fund

($)
Investment Income:
Interest	5,140
Dividends	80,963

Total Investment Income	86,103

Expenses:
Investment management fees (Note 4)	29,381
Fund administration fees	67,455
Transfer agent fees	247
Trustees’ fees (Note 4)	765
Custodian fees	1,389
Reports to shareholders	7,332
Insurance expense	543
Audit fees	24,176
Legal fees	2,366
Other expenses	544

Total expenses	134,198
Fees waived by Investment Adviser (Note 4)	(17,846)

Net expenses	116,352

Net Investment Loss	(30,249)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	1,099,983
Net change in unrealized appreciation/(depreciation) on investments	(401,756)

Net realized and unrealized gain on investments	698,227

Net increase in net assets from operations	667,978

6	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Special Situations Fund

	Year Ended December 31, 2012 ($)	Year Ended December 31, 2011 ($)

From Operations
Net investment loss	(30,249)	(6,874)
Net realized gain/(loss) on investments	1,099,983	(295,562)
Net change in unrealized appreciation/(depreciation) on investments	(401,756)	108,057

Net change in net assets from operations	667,978	(194,379)

Share Transactions from Common Shares
Redemptions	(2,819,343)	—

Net decrease from share transactions from common shares	(2,819,343)	—

Total decrease in net assets	(2,151,365)	(194,379)

Net Assets Applicable to Common Shares
Beginning of year	2,756,836	2,951,215

End of year (including overdistributed net investment income of $(2,003) and $(2,013), respectively)	605,471	2,756,836

Change in Common Shares
Redemptions	(684,455)	—

Net decrease in common shares	(684,455)	—

See accompanying Notes to Financial Statements.	7

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2012	Highland Special Situations Fund

($)

Cash Flows Provided by Operating Activities
Net increase in net assets from operations	667,978

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Proceeds from disposition of investment securities	2,209,093
Net sales of short-term investment securities	621,518
Decrease in interest receivable	28,489
Increase in other assets	(57)
Net amortization/(accretion) of premium/(discount)	(16,664)
Increase in receivables due from related parties	(16)
Decrease in payables to related parties	(10,172)
Increase in other expenses and liabilities	17,194
Net realized gain on investments from unaffiliated issuers	(1,099,983)
Net change in unrealized appreciation/(depreciation) on investments	401,756

Net cash flow provided by operating activities	2,819,136

Cash Flows Used in Financing Activities
Payment of shares redeemed	(2,819,343)

Net cash flow used in financing activities	(2,819,343)

Net decrease in cash	(207)

Cash
Beginning of the year	207

End of the year	—

8	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Special Situations Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008

Net Asset Value, Beginning of Year	$3.36		$3.60	$6.98		$4.94		$13.81
Income from Investment Operations:
Net investment income/(loss)	(0.04	)(a)	(0.01)	0.06	(a)	0.51		0.74
Net realized and unrealized gain/(loss) on investments	1.17		(0.23)	0.46		2.19		(7.44)
Distributions from net investment income to preferred shareholders, including declared distributions	—		—	(0.03)		(0.01)		—	(b)
Distributions from net realized gains to preferred shareholders	—		—	—		—		(0.01)

Total from investment operations, applicable to common shareholders	1.13		(0.24)	0.49		2.69		(6.71)
Less Distributions Declared to Common Shareholders:
From net investment income	—		—	(0.05)		(0.65)		(0.61)
From return of capital	—		—	(3.82)		—		—
From net realized gains	—		—	—		—		(1.55)

Total distributions declared to common shareholders	—		—	(3.87)		(0.65)		(2.16)
Net Asset Value, End of Year	$4.49		$3.36	$3.60		$6.98		$4.94
Total return(c)	33.23%		(6.39)%	12.88%		54.56%		(48.58)%
Ratios to Average Net Assets/Supplemental Data:
Common Share Information at End of Year:
Net assets, end of period (000’s)	$605		$2,757	$2,951		$42,293		$29,959
Ratios based on net assets of common shares:
Net expenses(d)	5.95%		5.77%	3.94%		2.52%		2.23%
Gross expenses	6.86%		5.77%	3.94%		2.52%		2.23%
Dividends for short positions	—		—	—	(e)	—	(e)	—
Net investment income/(loss)	(1.55)%		(0.27)%	1.46	%(f)	7.21	%(f)	6.37	%(f)
Common and Preferred Share Information at End of Year:
Ratios based on net assets of common and preferred shares:
Net expenses(d)	5.95%		5.77%	3.88%		2.50%		2.22%
Gross expenses	6.86%		5.77%	3.88%		2.50%		2.22%
Dividends for short positions	—		—	—	(e)	—	(e)	—
Net investment income/(loss)	(1.55)%		(0.27)%	1.33%		7.06%		6.32%
Portfolio turnover	—		8%	3	%(g)	87%		113%
Preferred Share Information at End of Year:
Aggregate amount outstanding, end of period (000’s)	$—		$—	$—		$411		$411
Asset coverage per share(h)	$—		$—	$—		$103,902		$73,893

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Represents less than $0.005 per common share.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if any.
(e)	Represents less than 0.005% per share.
(f)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.34%, 7.13% and 6.36% for the years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(g)	Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.
(h)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period. During the year ended December 31, 2010, all of the preferred shares were redeemed.

See accompanying Notes to Financial Statements.	9

NOTES TO FINANCIAL STATEMENTS

December 31, 2012	Highland Special Situations Fund

Note 1. Organization and Operations

Highland Special Situations Fund (formerly known as Pyxis Special Situations Fund) (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a nondiversified, closed-end management investment company. The Fund commenced operations on May 18, 2005.

Investment Objective

The Fund seeks to achieve high total returns while minimizing losses.

Common Shares

The Fund may issue an unlimited number of common shares, par value $0.001 per share (the “Common Shares”). The Fund will offer Common Shares, only to investors that are both accredited investors and qualified clients on a private placement basis, and only with the approval of a majority of the Fund’s outstanding Shares.

Preferred Shares

The Fund is authorized to issue up to 500 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the “Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, with no less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated and unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%. As of December 31, 2012, there are no Series P Shares issued and outstanding.

The Fund is also authorized to issue one share of Series S Preferred Shares (the “Special Share”). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated and unpaid dividend. The Special Share will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (together, the “Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of December 31, 2012, the Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The NAV is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities where there are no readily available market quotations, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker,

10	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and has been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

As of December 31, 2012, the Fund did not hold any short term positions or repurchase agreements.

Fair Value Measurements:

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial Instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2012, the Fund’s investments consisted of senior loans, corporate notes and bonds and common stock. The fair value of the Fund’s loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans

Annual Report	11

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

and bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2012 is as follows:

Investments in Securities	Total Value as of December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Diversified Media	$242,589	$—	$242,589	$—
Healthcare	236,443	—	—	236,443
Wireless Communications	31,609	31,609	—	—
Debt
Senior Loans	127,270	—	127,270	—
Corporate Debt	28,257	—	—	28,257

Total	$666,168	$31,609	$369,859	$264,700

The Fund did not have any liabilities that were measured at fair value on a recurring basis at December 31, 2012.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Balance as of December 31 2011	Transfers into Level 3	Transfers out of Level 3	Net amortization/ (accretion) of premium/ (discount)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Gross purchase*	Gross sales*	Balance as of December 31, 2012
Common Stocks
Diversified Media	$137,864	$—	$(242,589)	$—	$—	$104,725	$—	$—	$—
Healthcare	240,665	—	—	—	—	(4,222)	—	—	236,443
Service	1,186,524	—	—	—	1,091,364	(458,545)	—	(1,819,343)	—
Debt
Corporate Debt	55,017	—	—	7,138	—	(33,898)	—	—	28,257

Total	$1,620,070	$—	$(242,589)	$7,138	$1,091,364	$(391,940)	$—	$(1,819,343)	$264,700

* Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.

For the year ended December 31, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period end and included in the change in net assets was

$(38,120). For the year ended December 31, 2012, an investment with a value of $242,589 was transferred from level 3 to level 2 due to the change in depth and consistency

12	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

of prices from third party sources. The Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Special Situations Fund
Debt	$28,257	Liquidation Analysis	Discount Rate	25%
			Liquidity Discount	50%
Common Stocks	236,443	Fair Valuation - Multiple Scenarios	Discount Rate	24%
			Scenario Probabilities	5 - 32%

Total	$264,700

The significant unobservable input used in the fair value measurement of the Fund’s debt investments is the discount rate. A significant increase or decrease in this input would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

As of December 31, 2012, the Fund did not hold foreign currency.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

When short sales are employed, the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective.

As of December 31, 2012, the Fund did not hold any short positions.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are

Annual Report	13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“the Code”) and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal and state income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

Dividends and distributions from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Distributions to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain distributions, deemed capital gain distributions and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total distributions paid during the taxable year. The Fund will not declare or pay any distribution with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. During the year ended December 31, 2012, the Fund made no distributions.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. As of December 31, 2012, the Fund did not have any cash and cash equivalents denominated in foreign currencies.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank, if any.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

There were no distributions paid during the year ended December 31, 2012.

For year ended December 31, 2012, permanent differences resulting from defaulted market discount sold and past audit financial statement adjustment for partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$30,259	$—	$(30,259)

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income*	$—	$—
Long-term capital gains	—	—
Return of Capital	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation
$(9,036,331)	$—	$—	$(108,333)

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

As of December 31, 2012, the most recent year end, for federal income tax purposes, the Fund had capital loss carryforwards, which will expire in the indicated year:

Capital Loss Carryforwards*	Expiration Date
$(3,212,361)	2017
(3,076,455)	2018
(2,747,515)	N/A	**

*	The Fund’s ability to utilize capital loss carryforwards may be limited.

**	The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund is permitted to carry forward indefinitely capital losses incurred in taxable years beginning after December 22, 2010 (Tax Year 2011 for the Fund). However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund had no writeoffs of capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2012, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/(depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$116,552
Unrealized depreciation	(224,885)

Net unrealized depreciation	$(108,333)

Note 4. Investment Management, Carried Interest, Trustee, and Other Fees

Management Fee

The Investment Adviser receives an investment management fee (the “Management Fee”) of 1.50% per year, calculated monthly and paid quarterly of the aggregate NAV of the Fund. NAV for purposes of calculating management fee, shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business (without taking into account any illiquidity or similar discounts) within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.

The Investment Adviser voluntarily has agreed to waive all of its advisory fee beginning on May 1, 2012. For the year ended December 31, 2012, the Investment Adviser waived $17,846. The voluntary waiver can be terminated at any time.

Carried Interest Fee

The carried interest will be paid as a fee pursuant to the investment management agreement between the Fund and the Investment Adviser. The carried interest is an amount (payable annually) such that after receipt thereof the Investment Adviser will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The carried interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned carried interest potentially payable at the end of the year. If there is negative return in any calendar year, no carried interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Watermark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped). For purposes of all carried interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value (as determined by the Investment Adviser in good faith). As of December 31, 2012, the Fund did not have any carried interest.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and any affiliates as of the date of this annual report.

The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

Note 5. Fund Information

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $0 and $2,209,093, respectively.

Note 6. Periodic Repurchase Offers

The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. During the year ended December 31, 2012, the Fund did not make any Repurchase Offers.

Note 7. Transactions in Securities of Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund did not hold any affiliated companies at December 31, 2012.

Note 8. Unfunded Loan Commitments

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

As of December 31, 2012, the Fund had no unfunded loan commitments.

Note 9. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2012, the Fund did not have any securities loaned.

Note 10. Affiliated Issuers

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the year ended December 31, 2012, the Fund engaged in security transactions with affiliated funds with proceeds from sales of $1,819,343 and net realized gain from sales of $1,091,364.

Note 11. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to appropriate documentation and safeguards.

Note 12. Disclosure of Significant Risks and Contingencies

Non-Diversification and Industry Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield debt may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible or that the resulting analysis will produce accurate conclusions.

Carried Interest Risk

The carried interest may create an incentive for the Investment Adviser to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the carried interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the carried interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn carried interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any carried interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Foreign Securities Risk

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Short Selling Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012	Highland Special Situations Fund

conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Significant Shareholders

At December 31, 2012, one affiliated shareholder (“Significant Shareholder”) owned 100% of the net assets applicable to Common Shares. The investment activity of this shareholder could have a material impact on the Fund. The Fund will not accept any other subscription for Common Shares without the consent of the Trustees and the written consent of the Significant Shareholder.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event requiring recognition or disclosure in the financial statements:

Effective January 14, 2013, as approved by the Board, State Street Bank and Trust Company replaced The Bank of New York Mellon as the custodian of the Fund.

18	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of Highland Special Situations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Special Situations Fund (formerly Pyxis Special Situations Fund) (the “Fund”) at December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and the banks with which the Fund owns participation in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

February 28, 2013

Annual Report	19

ADDITIONAL INFORMATION (unaudited)

December 31, 2012	Highland Special Situations Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Approval of Highland Special Situations Fund Investment Management Agreement

The Fund has retained the Investment Adviser (the “Adviser”) to manage the assets of the Fund pursuant to an Amended Investment Management Agreement between the Adviser and the Fund (the “Management Agreement”). The Management Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Management Agreement continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 14, 2012, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2012, the continuance of the Management Agreement. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 28, 2012 and September 14, 2012, including: (1) information regarding the financial soundness of the Adviser and the profitability of the Management Agreement to the Adviser; (2) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to that of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and private funds that follow investment strategies similar to that of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Adviser. The Trustees also relied on information provided in connection with the initial approval of the Management Agreement, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Management Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Adviser

The Board of Trustees considered the portfolio management services to be provided by the Adviser under the Management Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the

20	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	Highland Special Situations Fund

management structure, assets under management and investment philosophies and processes of the Adviser. The Trustees also reviewed and discussed information regarding the Adviser’s compliance policies and procedures. The Trustees concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Management Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Adviser’s Historical Performance in Managing the Fund

The Board of Trustees reviewed the historical performance of the Adviser and the Fund’s portfolio management teams in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed relative performance and contrasted the performance of the Fund and its portfolio management team versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund as well as comparable indices. The Trustees concluded that the Fund’s performance and other relevant factors supported the renewal of the Management Agreement. While performance lagged that of a relevant peer group for certain (although not all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Management Agreement. These other factors included the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance was competitive when compared to certain relevant performance benchmarks or peer groups.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Management Agreement, the expenses the Adviser incurs in providing advisory services and the profitability to the Adviser of managing the Fund, including: (1) information regarding the financial condition of the Adviser; (2) information regarding the total fees and payments received by the Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (4) comparative information showing

(a) the fees payable under the Management Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to that of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to that of the Fund; (5) the relative amount of time and resources expended by the Adviser to manage particular strategies; and (6) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Adviser for providing administrative services to the Fund under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Adviser with respect to the Fund, such as the reputational value of serving as Adviser to the Fund, potential fees paid to the Adviser’s affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Adviser pursuant to separate agreements, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Adviser with respect to the Management Agreement were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the asset levels of the Fund, the information provided by the Adviser relating to its costs and information comparing the fee rates charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Adviser. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and shareholders of the Fund on the other.

Following a further discussion of the factors above and the merits of the Management Agreement and its various provisions, it was noted that in considering the approval of the Management Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Management Agreement, including the advisory fees to be paid to the Adviser, is fair and reasonable to the Fund in light of the services that the Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Annual Report	21

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	Highland Special Situations Fund

Trustees and Officers

The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since 2011	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	20	None

Scott F. Kavanaugh (1/27/1961)	Trustee	Indefinite Term; Trustee since 2011	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	20	None

1.	The Highland Fund Complex consists of all of the registered investment companies overseen by the Board and advised by the Investment Adviser or an affiliated person of the Adviser as of the date of this report.

22	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	Highland Special Situations Fund

Trustees and Officers

Name and Date of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since 2011	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	20	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since 2011	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	20	None

Interested Trustee[2]

Ethan Powell[2] (6/20/1975)	Trustee, Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist since 2012; Senior Retail Fund Analyst of Highland Capital Management Fund Advisors, L.P. from 2007 to 2012; Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division of Ernst & Young from 1999 to 2007.	20	Significant
experience in
the financial
industry;
significant
executive
experience
including
current and
past service
as an officer
of the funds
in the
Highland
Fund
complex;
significant
administrative
and
managerial
					experience.

1.	The Highland Fund Complex consists of all of the registered investment companies overseen by the Board and advised by the Investment Adviser or an affiliated person of the adviser as of the date of this report.
2.	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2012	Highland Special Situations Fund

Trustees and Officers

Name and Date of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since February 2011

Chief Operations Officer since 2012; Senior Retail Fund Analyst of Highland Capital Management Fund Advisors, L.P. from 2007 to 2012; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Secretary	Indefinite Term; Secretary since February 2011

Chief Product Strategist of Highland since 2012; Senior Retail Fund Analyst of Highland Capital Management Fund Advisors, L.P. from 2007 to 2012; Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012

Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer at NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at Highland since August 2012; Assistant Treasurer of the Funds in the Highland Funds Complex since November 2012; Fund Accountant at Highland Capital Management L.P. from June 2009 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

24	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700 Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169-0953

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Special Situations Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

Annual Report	25

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Bryan Ward is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,000 for 2011 and $21,000 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for are 2011 and $8,500 for 2012 The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,000 for 2011 and $9,000 for 2012. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,142,555 for 2011 and $475,000 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

APPENDIX E

HIGHLAND CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1        This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2        The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1        Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.

2.2         Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.

2.3        Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.

2.4        Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.

2.4.1.  For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).

2.5        Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6        Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

3.	Conflicts of Interest

3.1        Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1    The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2    The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3    The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4    The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5    The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

1	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.6    Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7    The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8    Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2        Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1    The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

3.2.2    The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1        The Company shall retain records relating to the voting of proxies, including:

4.1.1    Copies of this Policy and any amendments thereto.

4.1.2    A copy of each proxy statement that the Company receives regarding Client securities.

4.1.3    Records of each vote cast by the Company on behalf of Clients.

4.1.4    A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5    A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2        These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

    4.3        The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

    4.4        Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

    4.5        Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.

Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

       The Fund’s portfolio manager, who is primarily responsible for the day-to-day management of the Fund’s portfolio, is Jim Dondero.

       Jim Dondero– Mr. Dondero has over 25 years of experience in the credit markets. In addition to his role at NexPoint, Mr. Dondero is the President of Highland Capital Management, L.P., which he co-founded in 1993. Prior to founding Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, and equity securities. He received a BS in Commerce (Accounting and Finance) from the University of Virginia. Mr. Dondero is a Certified Public Accountant, a Certified Management Accountant, and a Chartered Financial Analyst.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

       The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2012.

Jim Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$476.3	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

       Potential Conflicts of Interests

       Highland Capital and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

       The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

       The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

       While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

    Highland Capital’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

    Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland Capital, which may include the amount of assets supervised and other management roles within Highland Capital. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.

    Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland Capital in order to promote the success of Highland Capital.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland Capital.

    Because each person’s compensation is based on his or her individual performance, Highland Capital does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland Capital.

(a)(4)    Disclosure of Securities Ownership

    The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2012.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
Jim Dondero	$500,001 - $1,000,000

(b)        Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    Highland Special Situations Funds (formerly, Pyxis Special Situations Funds)

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	March 8, 2013

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date	March 8, 2013

* Print the name and title of each signing officer under his or her signature.